AMOUNTS DUE TO OTHER RELATED PARTIES (Tables)	12 Months Ended
Dec. 31, 2017
AMOUNTS DUE TO OTHER RELATED PARTIES
Schedule of amounts due to related parties

		At December 31,
	Notes	2016	2017
		Thousand USD	Thousand USD
Current
Trade
China New Era		176	—

Non-Trade
Sky Solar (Hong Kong) International Co., Ltd.	a	2,181	—
Sky Solar New Energy Investment Limited	17	2,825	—
Mr. Su	b	2,221	—
Beijing Sky Solar Investment Management Co., Ltd.	c	109	28

		7,336	28

		7,512	28

Notes:

(a)

The entity is 100% owned by Mr. Su as at December 31, 2016 and 2017. The Group has initially borrowed USD3 million from Sky Solar (Hong Kong) International Co., Ltd. The loan from Sky Solar (Hong Kong) International Co., Ltd. carried interest at 12% per annum.

(b)

On October 1, 2015, the Group entered into an agreement with Mr. Su to sell and transfer all the shares in a 100% owned subsidiary namely Sky Solar Investment Limited. In accordance with the terms of the agreement, the Group will pay an amount of USD2.4 million to Mr. Su to assume the net liabilities of Sky Solar Investment Limited in the amount of USD2.3 million and miscellaneous expense of USD0.1 million.

(c)

The entity is controlled by Mr. Su as at December 31, 2016 and 2017. During the year ended December 31, 2013, the Group obtained, under a license agreement entered into between the Group and the Founder for the use of a trademark “Sky Solar”. The amount is a result of the licensed trademark used.